BLACKROCK LARGE CAP SERIES FUNDS, INC.
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Retirement Portfolio
BlackRock Large Cap Value Retirement Portfolio
BlackRock Large Cap Core Retirement Portfolio

Supplement Dated April 30, 2008 to the
Prospectuses dated February 28, 2008

The definition of the term “Large Cap Companies” appearing on page 3 of each Prospectus under the heading “Key Facts — BlackRock Large Cap Series Funds at a Glance — Important Definitions” is hereby deleted and replaced with the following:

Large Cap Companies — companies that at the time of purchase have a market capitalization equal to or greater than the top 80% of the companies that comprise the Russell 1000® Index. As of March 31, 2008, the lowest market capitalization in this group was $2.36 billion. The market capitalizations of companies in the index change with market conditions and the composition of the index.

Code# LCS-PR-SUP-0408